UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

RALCORP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Market Street, Suite 2900, Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 314-877-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously disclosed in the Annual Report on Form 10-K for the year ended September 30, 2008 of Ralcorp Holdings, Inc. (the “Company”), as amended on December 11, 2008 (the “2008 Annual Report”) the Company reorganized its management reporting and realigned its reportable segments effective October 1, 2008.

Historically, the Company was comprised of the following reportable business segments:

•	Cereals, Crackers & Cookies (including branded and store brand cereals, nutritional bars, crackers, cookies, and chips);

•	Frozen Bakery Products (including frozen griddle products, frozen bread products, frozen dessert products, and frozen dough and dry mixes for bakery foods);

•	Dressings, Syrups, Jellies & Sauces (including store brand shelf-stable dressings, syrups, peanut butter, jellies, salsas and various sauces, and branded non-alcoholic drink mixes); and

•	Snack Nuts & Candy (including nuts and chocolate candy).

Effective as of the beginning of fiscal 2009, the reportable segments were changed as follows:

•	the cracker, cookie and chip business has been aggregated with the nuts and candy business in a segment renamed Snacks;

•	the branded ready-to-eat cereal business and the store brand ready-to-eat and hot cereal and nutritional bar business continue to be aggregated in a segment renamed Cereals;

•	the name of the Dressings, Syrups, Jellies & Sauces segment was changed to Sauces and Spreads; and

•	there was no change to Frozen Bakery Products.

Attached hereto as Exhibit 99.1 is supplemental financial information for the revised presentation format of the Company’s segment disclosure for each fiscal quarter of the year ended September 30, 2008.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As previously disclosed in the Company’s 2008 Annual Report, the Company reorganized its management reporting and realigned its reportable segments effective October 1, 2008. The Company is filing information under Item 8.01 of this Current Report on Form 8-K to (i) provide investors with recast historical information for periods prior to the change in the Company’s financial reporting, and (ii) incorporate by reference the recast historical financial information into the Company’s filings with the SEC, including registration statements filed under the Securities Act of 1933, as amended.

The change had no impact on the Company’s historical consolidated financial position, results of operations or cash flows and the recast financial statements contained in Exhibit 99.3 to this Form 8-K do not represent a restatement of previously issued financial statements. The following notes to the financial statements under Part II, Item 8 of the 2008 Annual Report included in

Exhibit 99.3 of this Form 8-K have been revised and updated from their previous presentation solely to reflect the Company’s new segment structure:

•	Note 2 – Acquisitions and Goodwill,

•	Note 3 – Restructuring Charges, and

•	Note 18 – Segment Information.

Similarly, Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the 2008 Annual Report included in Exhibit 99.2 of this Form 8-K has been revised and updated from its previous presentation solely to reflect the Company’s new segment structure.

All other information in the 2008 Annual Report remains unchanged. This Current Report on Form 8-K does not reflect events or developments that occurred after December 1, 2008, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in segments as described above and set forth in Exhibits 99.2 to 99.3 attached hereto, which are incorporated herein by reference. The information in this Current Report on Form 8-K, including exhibits 99.2 and 99.3, should be read in conjunction with the 2008 Annual Report and any documents filed by the Company subsequent to December 1, 2008.

Item 9.01	Financial Statement and Exhibits.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Quarterly segment information for fiscal 2008, revised solely to reflect the change in segment reporting.

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, revised solely to reflect the change in segment reporting, and updated Cautionary Statement.

Exhibit 99.3	Financial Statements and Supplementary Data under Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, revised solely to reflect the change in segment reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALCORP HOLDINGS, INC. (Registrant)

Date: February 5, 2009	By	/s/ T.G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBITS

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Quarterly segment information for fiscal 2008, revised solely to reflect the change in segment reporting.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations under Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, revised solely to reflect the change in segment reporting, and updated Cautionary Statement.
99.3	Financial Statements and Supplementary Data under Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, revised solely to reflect the change in segment reporting.